UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 5, 2007

inVentiv Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-30318  52-2181734
(Commission File Number)  (IRS Employer Identification No.)

 Vantage Court North, 200 Cottontail Lane, Somerset, New Jersey 08873
(Address of Principal Executive Offices) (Zip Code)

(800) 416-0555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As of September 5, 2007, the registrant entered into agreements with David Bassin, its Chief Financial Officer and Secretary, Michael Hlinak, President of its inVentiv Clinical division, and William O'Donnell, President and Chief Executive Officer of its inVentiv Communications division, providing for indemnification of such persons on customary terms and conditions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inVentiv Health Inc.

Date: September 11, 2007	By:	/s/ David S. Bassin
David S. Bassin
Title Chief Financial Officer and Secretary